UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 10, 2020, we completed the sale of all of our equity interests in Masthercell Global Inc. (“Masthercell”) as further described in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2020. As a result, beginning in our Quarterly Report on Form 10-Q for the first quarter of 2020, we presented Masthercell as discontinued operations in our consolidated financial statements for all periods presented. We are filing this Current Report on Form 8-K to recast our historical financial statements to recast (i) Masthercell as discontinued operations and (ii) the consequential change to our reportable segments as of and for each of the periods covered by our 2019 Annual Report on Form 10-K (the “Form 10-K”).

Exhibit 99.1 of this Current Report on Form 8-K, which is incorporated herein by reference, presents a recast of the following sections of our Form 10-K to present Masthercell as discontinued operations: Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition and Item 8. Financial Statements and Supplementary Data. Except as specifically set forth herein, no revisions have been made to the Company’s Form 10-K to update for other information, developments, or events that have occurred since our Form 10-K was filed on March 9, 2020.

This Current Report on Form 8-K should be read in conjunction with the Form 10-K and subsequent filings with the SEC, including our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding events, developments, and updates affecting us and our expectations that have occurred since the filing of the Form 10-K.

This Current Report on Form 8-K, including Exhibit 99.1 filed herewith, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Recast of Orgenesis Inc.’s Consolidated Financial Statements and notes thereto as of December 31, 2019 and for each of the years ended December 31, 2019 and 2018, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.
101	Interactive Data Files (embedded within the Inline XBRL document)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: November 16, 2020	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary